CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2003-8

DERIVED INFORMATION   11/25/03

$270,000,000

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

$525,000,050

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2003-8

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

$270,000,000 (Approximate)

Home Equity Pass-Through Certificates, Series 2003-8

Pricing Information

Offered Certificates (1):

Class	Approximate Certificate Balance ($)	Loan Group	Bond Type	Coupon (2)	WAL (Years)	Proposed Ratings (S&P/Moody’s/Fitch)
A-2	186,000,000	II	Senior/Adj	LIBOR + [ ]%	[2.9]	AAA/Aaa/AAA
M-1	31,500,000	I & II	Mezzanine/Adj	LIBOR + [ ]%	[5.3]	AA/Aa2/AA
M-2	19,675,000	I & II	Mezzanine/Adj	LIBOR + [ ]%	[5.3]	A/A2/A
M-3	6,575,000	I & II	Mezzanine/Adj	LIBOR + [ ]%	[5.3]	A-/A3/A-
B-1	10,500,000	I & II	Subordinate/Adj	LIBOR + [ ]%	[5.3]	BBB+/Baa1/BBB+
B-2	7,875,000	I & II	Subordinate/Adj	LIBOR + [ ]%	[5.3]	BBB/Baa2/BBB
B-3	7,875,000	I & II	Subordinate/Adj	LIBOR + [ ]%	[5.2]	BBB-/Baa3/BBB-
Total	270,000,000

Non-offered Offered Certificates (1):

Class	Approximate Certificate Balance ($)	Loan Group	Bond Type	Coupon (2)	WAL (Years)	Proposed Ratings (S&P/Moody’s/Fitch)
A-1	255,000,000	I	Senior/Adj/Wrap	LIBOR + [ ]%	[2.9]	AAA/Aaa/AAA
A-IO-1	Notional (4)	I & II	Variable IO	(6)	N/A	AAA/Aaa/AAA
A-IO-2	Notional (5)	I & II	Variable IO	(7)	N/A	AAA/Aaa/AAA
R (3)	50	II	Residual	LIBOR + [ ]%	N/A	AAA/---/AAA
X	0	I & II	Subordinate	N/A	N/A	N/A

(1)

The fixed rate collateral ramp assumes 4% CPR increasing to 20% CPR in month 12 and the adjustable rate collateral ramp assumes 6% CPR increasing to 28% CPR in month 18.  Bonds are priced to call at 100% of the Pricing Prepayment Speed and assuming one-month libor and six-month libor are 1.12% and 1.23%, respectively.

(2)

The coupons are capped by the applicable Net Funds Cap as described herein.

(3)

Non-economic residual with the tax liabilities of the REMIC.

(4)

Notional amount is equal to (a) 38.00% of the sum of the Class A-1 and Class A-2 Certificates (“Class A Certificates”) balances until the 24th Distribution Date and (b) zero on the 25th Distribution Date and thereafter.

(5)

Notional amount is equal to (x) the lesser of (a) the Notional Balance for such Distribution Date (as displayed on page 18) and (b) the aggregate collateral balance (including amounts in the prefunding account) for such Distribution Date and (y) zero on the 25th Distribution Date and thereafter.

(6)

The lesser of (a) [6.88%] and (b) the excess, if any, of 8.00% less one-month LIBOR, subject to the applicable Net Funds Cap as described herein.

(7)

The excess, if any, of [1.12%] over one-month LIBOR.

SUMMARY TERMS

Underwriter:	Credit Suisse First Boston Corp. (sole manager).
Depositor:	Credit Suisse First Boston Mortgage Securities Corp.
Servicers:	Wells Fargo Home Mortgage, Inc. [77.0%] and Ocwen Federal Bank, FSB [23.0%]
Trustee:	TBD
Cut-off Date:	On or about December 1, 2003 for the initial Mortgage Loans.
Investor Settlement:	On or about [December 24, 2003], Closing Date [December 23, 2003]
Distribution Dates:	25th day of each month (or the next succeeding business day), beginning in January 2004.
Accrual Period:

For any class of certificates and any Distribution Date, the period commencing on the immediately preceding Distribution Date (or, in the case of the first Accrual Period, with respect to the Certificates, including the Class A-IO-1 Certificates, the closing date) and ending on the day immediately preceding the related Distribution Date.

Delay Days:	0 days.
Pricing Prepayment Speed:

With respect to the fixed rate Mortgage Loans, 100% of the prepayment assumption (the “Fixed PPC”) describes prepayments starting at 4% CPR in month 1, increasing by approximately 1.4545% CPR per month to 20% CPR in month 12, and remaining at 20% CPR thereafter.

With respect to the adjustable rate Mortgage Loans, 100% of the prepayment assumption (the “ARM PPC”) describes prepayments starting at 6% CPR in month 1, increasing by approximately 1.2941% CPR per month to 28% CPR in month 18, and remaining at 28% CPR thereafter.

Certificate Ratings:

The Class A Certificates, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates are expected to be rated by S&P, Moody’s, and Fitch.

Class A:

  AAA/Aaa/AAA

Class M-1:

  AA/Aa2/AA

Class M-2:

  A/A2/A

Class M-3:

  A-/A3/A-

Class B-1:

  BBB+/Baa1/BBB+

Class B-2:

  BBB/Baa2/BBB

Class B-3:

  BBB-/Baa3/BBB-

Optional Call:	The transaction will have a 10% optional call.
Prefunding Amount:	Approximately 10% - 15%
Capitalized Interest Acct:	TBD
Offered Certificates:	The Class A-2, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates

ERISA Eligibility:

Subject to the considerations and conditions described in the Prospectus and Prospectus Supplement.  It is expected that the Class A-1, Class A-2, Class A-IO-1, Class A-IO-2, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 may be purchased by employee benefit plans that are subject to ERISA.

SMMEA Treatment:	None of the classes will constitute “mortgage related securities” for purposes of SMMEA.
Taxation:	REMIC.
Maximum Pool Balance:	The aggregate of the initial principal balance of the Mortgage Loans plus the Prefunding Amount.
Margin Step-up:

If the optional clean-up call is not exercised, the Certificate margin, except for the Class A-IO Certificates, will be increased by (1) the initial pass-through margin for the Class A certificates; and (2) by the lesser of (x) 50 basis points and (y) one-half the initial pass-through margin with respect to the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3.

Expense Fee Rate:	The per annum rate at which the servicing, trustee, and loss mitigation advisor fees accrue.
Pass-through Rate:

The pass-through rate for each Class of Certificates (other than the Class A-IO Certificates) for each Distribution Date is a per annum rate equal to the lesser of (i) the sum of the one-month LIBOR for that Distribution Date plus the related certificate margin and (ii) the applicable Net Funds Cap. The pass-through rate for the Class A-IO-1 Certificates for each Distribution Date is a per annum rate equal to the lesser of: (1) [6.88%] and (2) lesser of:  (i) the excess, if any, of 8.00% over one-month LIBOR for that Distribution Date and (ii) the Class A-IO-1 Net Funds Cap.  The pass-through rate for the Class A-IO-2 Certificates for each Distribution Date is a per annum rate equal to the excess, if any, of [1.12%] over one-month LIBOR for that Distribution Date.

Group 1 Excess Interest Amount:

For any Distribution Date, the product of (a) the amount of Monthly Excess Interest required to be distributed on that Distribution Date pursuant to subclause (2)(A) of the Monthly Excess Cashflow waterfall and (b) a fraction, the numerator of which is the Principal Remittance Amount derived from Loan Group 1 and the denominator of which is the Principal Remittance Amount, in each case for that Distribution Date.

Class A-1 Net Funds Cap:

For any Distribution Date and the Class A-1 Certificates, will be a per annum rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the Optimal Interest Remittance Amount for loan group 1 on such date and (2) 12, and the denominator of which is the Aggregate Loan Group Collateral Balance of loan group 1 for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period.

Class A-2 Net Funds Cap:

For any Distribution Date and the Class A-2 Certificates, will be a per annum rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the Optimal Interest Remittance Amount for loan group 2 on such date and (2) 12, and the denominator of which is the Aggregate Loan Group Collateral Balance of loan group 2 for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period.

Class A-IO-1 Net Funds Cap:

For any Distribution Date and the Class A-IO-1 Certificates, will be a per annum rate equal to the quotient of (aa) the weighted average of (1)(A) the Class A-1 Net Funds Cap (without adjustment for the actual number of days in the Accrual Period) less (B) the rate obtained by multiplying (i) 12 and (ii) the percentage obtained by dividing the Current Interest due the Class A-1 Certificates on that Distribution date by the Class Principal Balance of the Class A-1 Certificates immediately prior to that Distribution Date; and (2)(X) the Class A-2 Net Funds Cap (without adjustment for the actual number of days in the Accrual Period) less (Y) the rate obtained by multiplying (i) 12 and (ii) the percentage obtained by dividing the sum of the Current Interest due the Class A-2 Certificates on that Distribution Date by the aggregate Class Principal Balance of the Class A-2 Certificates immediately prior to that Distribution Date; weighted according to the respective Class Principal Balances of (I) the Class A-1 Certificates and (II) the Class A-2 Certificates, respectively and (bb) 38.00%.

Subordinate Net Funds Cap:

For any Distribution Date and the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates, a per annum rate equal to a weighted average of (i) the Class A-1 Net Funds Cap and (ii) the Class A-2 Net Funds Cap for such Distribution Date; weighted on the basis of the Subordinate Group 1 Balance and Subordinate Group 2 Balance.

Subordinate Group 1 Balance:

For any Distribution Date will be the aggregate of the Stated Principal Balances of the group 1 mortgage loans as of the last day of the related collection period, plus amounts on deposit in the prefunding account  for such date related to loan group 1, less the Class Principal Balance of the Class A-1 Certificates.

Subordinate Group 2 Balance:

For any Distribution Date will be the aggregate of the Stated Principal Balances of the group 2 mortgage loans as of the last day of the related collection period, plus amounts on deposit in the prefunding account  for such date related to loan group 2,  less the Class Principal Balance of the Class A-2 Certificates.

Basis Risk Carry Forward Amount:

If on any Distribution Date, the Pass-Through Rate for a Class of Offered Certificates is based on the related Net Funds Cap, the excess of (i) the amount of interest such Class would have been entitled to receive on such Distribution Date had the applicable Pass-Through Rate not been subject to the related Net Funds Cap, up to the related Maximum Interest Rate, over (ii) the amount of interest such Class of Certificates received on such Distribution Date based on the Net Funds Cap, together with the unpaid portion of any such excess from prior Distribution Dates (and accrued interest thereon at the then applicable Pass-Through Rate, without giving effect to the Net Funds Cap) is the “Basis Risk Carry Forward Amount” on such Class of Certificates.  The ratings on each Class of Certificates do not address the likelihood of the payment of any Basis Risk Carry Forward Amount.

Maximum Interest Rate:

For the Class A-1, Class A-2, and Class R Certificates and any Distribution Date, an annual rate equal to (a) the weighted average of (i) the weighted average maximum mortgage rate minus the weighted average Expense Fee rate of the adjustable-rate mortgage loans in the related loan group and (ii) the weighted average Net Mortgage Rate of the fixed-rate mortgage loans in the related loan group, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period. For the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates and any Distribution Date, an annual rate equal to (a) the weighted average of (x) the weighted average maximum mortgage rate minus the weighted average Expense Fee rate of the adjustable-rate mortgage loans in both loan groups and the (y) weighted average Net Mortgage Rate of the fixed-rate mortgage loans in both loan groups, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period.

Net Mortgage Rate:	As to each mortgage loan, and at any time, the per annum rate equal to the mortgage rate of such mortgage loan less the rate at which such loan’s Expense Fee Rate accrues.
Principal and Interest Advancing:

The servicers will be obligated to make advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent deemed recoverable (as described in Prospectus Supplement).

Accrued Certificate Interest:	For each Class of Offered Certificates, on any Distribution Date, shall equal the amount of interest accrued during the related Interest Accrual Period on the related Class Certificate Balance.
Interest Carry Forward Amount:

For each Class of Offered Certificates, on any Distribution Date, shall equal the sum of (i) the excess of (A) the Accrued Certificate Interest for such Class with respect to prior Distribution Dates (excluding any Basis Risk Carry Forward Amount with respect to such Class), plus any unpaid Interest Carry Forward Amount from the prior Distribution Date, over (B) the amount actually distributed to such Class with respect to interest on such prior Distribution Dates and (ii) interest on such excess at the Pass-Through Rate for such Class.

Principal Remittance Amount:

The sum of (1) all principal collected (other than payaheads) or advanced in respect of scheduled payments on the mortgage loans during the related Collection Period (less unreimbursed Advances, servicing advances and other amounts due to the servicers and the trustee to the extent allocable to principal) and the principal portion of payaheads previously received and intended for application in the related Collection Period, (2) all principal prepayments received during the related prepayment period, (3) the outstanding principal balance of each mortgage loan repurchased during the calendar month immediately preceding that Distribution Date, (4) the portion of any substitution amount paid with respect to any replaced mortgage loans during the calendar month immediately preceding that Distribution Date allocable to principal, (5) all net liquidation proceeds and any other recoveries (net of unreimbursed Advances, servicing advances and other expenses, to the extent allocable to principal) collected during the related Collection Period, to the extent allocable to principal, (6) amounts withdrawn from the Interest Rate Cap Account to covered Realized Losses on the mortgage loans incurred during the related Collection Period, and (7) regarding the March 2004 Distribution Date, the amount remaining in the Prefunding Account at the end of the Prefunding Period in respect of that loan group.

Optimal Interest Remittance Amount

For any distribution date and loan group, will be equal to the excess of (i) the product of (1) (x) the weighted average Net Mortgage Rate of the mortgage loans in the related loan group as of the first day of the related Collection Period less, with respect to loan group 1, the product of (a) the per annum rate at which the bond insurer premium is calculated (as set forth in the pooling and servicing agreement) and (b) the Class Principal Balance of the Class A-1 Certificates divided by the Aggregate Loan Group Collateral Balance of loan group 1 as of the first day of the related Collection Period, divided by (y) 12 and (2) the applicable Aggregate Loan Group Collateral Balance for the immediately preceding distribution date, over (ii) any expenses that reduce the Interest Remittance Amount for that loan group which did not arise as a result of a default or delinquency of the mortgage loans and were not taken into account in computing the Expense Fee rate.

Credit Enhancement:	1. Excess cashflow.
2. Overcollateralization.
3. Subordination (see table below).

Class	Approximate Expected Initial Credit Enhancement*	Approximate Expected Initial Target Credit Enhancement*	Approximate Expected Final Target Credit Enhancement**
A	16.00%	17.50%	35.00%
M-1	10.00%	11.50%	23.00%
M-2	6.25%	7.75%	15.50%
M-3	5.00%	6.50%	13.00%
B-1 B-2 B-3	3.00% 1.50% 0.00%	4.50% 3.00% 1.50%	9.00% 6.00% 3.00%

*    Prior to stepdown date, based on Maximum Pool Balance.

** After stepdown date, based on current pool balance.

Overcollateralization:	1. Before the Stepdown Date, the required overcollateralization amount is [1.50]% of the Maximum Pool Balance.
2. On and after the Stepdown Date, the required overcollateralization amount is [3.00]% of the outstanding pool balance (subject to a Trigger Event).
3. The required overcollateralization amount is subject to a floor of 0.50% of the Maximum Pool Balance.

4.

On any Distribution Date on or after the Stepdown Date, if a Trigger Event occurs or is continuing, the required overcollateralization amount will be equal to the required overcollateralization amount in effect for the Distribution Date immediately preceding such Distribution Date.

Senior Enhancement Percentage:

With respect to any Distribution Date and the senior certificates, the percentage obtained by dividing (x) the sum of (i) the aggregate Class Certificate Balance of the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates and (ii) the overcollateralization amount, in each case prior taking into account the distribution of the Principal Distribution Amount on such Distribution Date, by (y) the aggregate principal balance of the Mortgage Loans, plus amounts on deposit in the prefunding account, as of the first day of the related remittance period.

Stepdown Date:	The later to occur of (i) the Distribution Date in January 2007 and (ii) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to approximately 35.00%.
Trigger Event:

A Trigger Event will occur for any Distribution Date if either (i) the Rolling Three Month Delinquency Rate as of the last day of the related Collection Period equals or exceeds [43.0%] of the Senior Enhancement Percentage for such Distribution Date or (ii) the cumulative realized losses as a percentage of the original Maximum Pool Balance on the closing date for such Distribution Date is greater than the percentage set forth in the following table:

Range of Distribution Dates

Cumulative Loss Percentage

January 2007 – December 2007

[2.50%]*

January 2008 – December 2008

[4.00%]*

January 2009 – December 2009

[5.25%]*

January 2010 – December 2010

[5.50%]*

January 2011 and thereafter

 [6.00%]

* The cumulative loss percentages set forth above are applicable to the first Distribution Date in the corresponding range of Distribution Dates. The cumulative loss percentage for each succeeding Distribution Date in a range increases incrementally by 1/12 of the positive difference between the percentage applicable to the first Distribution Date in that range and the percentage applicable to the first Distribution Date in the succeeding range.

Registration:	The Offered Certificates will be available in book-entry form through DTC, Clearstream, Luxembourg and Euroclear.
Source for Calculation of One-Month LIBOR:	Telerate Page 3750.
Delinquent Loan Substitution: Overcollateralization Commencement Date:

If (a) any Initial Mortgage Loan, less than thirty days delinquent as of the Cut-off Date, fails to make its scheduled monthly payment due during the period commencing on the second day of the month preceding the month in which the Cut-off Date occurs and ending on the Cut-off Date prior to the close of business on January 30, 2004, and (b) the aggregate of such mortgage loans (as defined in clause (a)) is less than 3% of the initial principal balance of the Initial Mortgage Loans as of the Cut-off Date plus the amount deposited into the prefund account as of the Closing Date, DLJ Mortgage Capital, Inc. shall be required to either repurchase or substitute such Mortgage Loans, in accordance with the terms of the pooling and servicing agreement.

Either (i) the March 2004 Distribution Date or (ii) the February 2004 Distribution Date if more than 3% of the initial mortgage loans (by Aggregate Collateral Balance as of the initial Cut-off Date) which were less than 30 days delinquent as of the initial Cut-off Date fail to make their Scheduled Payment due during the period commencing on the second day of the month preceding the month in which the initial Cut-off Date occurs and ending on the initial Cut-off Date, prior to the close of business on January 30, 2004.

Group Allocation Amount:

For any Distribution Date on or after the Stepdown Date, the product of (a) the Senior Principal Payment Amount for that Distribution Date and (b) a fraction, the numerator of which is the Principal Remittance Amount derived from the related loan group and the denominator of which is the Principal Remittance Amount for both loan groups, in each case for that Distribution Date (as described in the prospectus supplement).  For purposes of this definition, the Principal Remittance Amount will be calculated net of subclause (6) in the definition thereof.

Distributions to Certificateholders:
I.	The Interest Remittance Amount from the loan groups shall be distributed each Distribution Date as follows:

1.

From Group 2, to the Trustee, the trustee fee, if any;

2.

From Group 1, to the bond insurer, any premium due with respect to the Class A-1 certificate guarantee insurance policy;

3.

From Group 2, to the Loss Mitigation Advisor, the loss mitigation advisor fee;

4. From Group 1, to the Trustee, the Trustee fee amount remaining unpaid from (1) above, if any;

5.

From Group 1, to the Loss Mitigation Advisor, the policy premium amount remaining unpaid from (3) above, if any;

6.

From Group 2, to the bond insurer, any premium due with respect to the Class A-1 certificate guarantee insurance policy remaining unpaid from (2) above, if any;

7.

Concurrently, to the Class A Certificates, the Class A-IO-1, and the Class A-IO-2 Certificates, Accrued Certificate Interest and any Interest Carry Forward Amounts for such Classes, pro rata; provided that (a) the Class A-1 Certificates receive interest from the Interest Remittance Amount of the Group 1 Loans before any interest is allocated to the Class A-1 Certificates from the Interest Remittance Amount of the Group 2 Loans and (b) interest amounts distributed to Class A-2, Class A-IO-1 and Class A-IO-2 are allocated from the Interest Remittance Amount of the Group 2 Loans prior to amounts being paid to such classes from the Interest Remittance Amount of Group 1 Loans;

8.

First from Group 1 and then from Group 2, to the bond insurer, any reimbursement for amounts paid under the Class A-1 certificate guarantee insurance policy, together with interest thereon at the rate set forth in the pooling and servicing agreement;

9.    To the Class M-1 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

10.   To the Class M-2 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

11.   To the Class M-3 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then   from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

12.   To the Class B-1 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

13.   To the Class B-2 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then          from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

14.   To the Class B-3 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

15.    For application as part of monthly excess cash flow.

II.	Before the Stepdown Date or during a Trigger Event, collections of principal shall be allocated according to the following priority:
1. From Group 1, to the Class A-1 Certificates until the principal balance of such class is reduced to zero;
2. From Group 1, to the Class A-2 Certificates, until the Class Certificate principal balance is reduced to zero;
3. From Group 2, to the Class R Certificates and then to the Class A-2 Certificates until the Class Certificate Balances have been reduced to zero;
4 From Group 2, to the Class A-1 Certificates until the Class Certificate Balance is reduced to zero;

5.     To the bond insurer, any reimbursement for amounts paid under the Class A-1 certificate guaranty insurance policy, to the extent not paid pursuant to distributions of interest (above), together with interest thereon at the rate set forth in the pooling and servicing agreement;

6. Sequentially, to the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and B-3 Certificates, in that order, until the respective Class Certificate Balances are reduced to zero; and
7. For application as part of monthly excess cash flow.

III.	On and after the Stepdown Date (assuming no Trigger Event is in effect), collections of principal shall be allocated according to the following priority:

1.

From the Principal Remittance Amount derived from Group 1, sequentially, first to (x) the Class A-1 Certificates and then to (y) the Class A-2, the Group 1 Allocation Amount plus the component of the Principal Remittance Amount representing payments under the Interest Rate Cap Agreement to cover Realized Losses on the Group 1 mortgage loans, until the respective Class Principal Balance is reduced to zero;

2.

From the Principal Remittance Amount derived from Group 2, sequentially, first to (x) the Class A-2    and then to (y) the Class A-1 Certificates, the Group 2 Allocation Amount plus the component of the Principal Remittance Amount representing payments under the Interest Rate Cap Agreement to cover Realized Losses on the Group 2 mortgage loans, until the respective Class Principal Balance is reduced to zero;

3.

To the bond insurer, any reimbursement for amounts paid under the Class A-1 certificate guaranty insurance policy, to the extent not otherwise paid pursuant to distributions of interest and subclause II under distribution of principal above together with interest thereon at the rate set forth in the pooling and servicing agreement;

4.

Sequentially, to the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and B-3 Certificates (until the respective class principal balances have been reduced to zero) in accordance with the Target Credit Enhancement percentages for each class; and

5. For application as part of each month’s excess cash flow.

IV.	Any amount remaining after distributions in clauses I, II and III above shall be distributed to the certificates in the following order of priority:

1.

For the first, and if the Delinquent Loan Substitution (as described on page 7) required is both greater than 0.00% and less than or equal to 3.00% of the initial principal balance of the Initial Mortgage Loans as of the Cut-off Date plus the amount deposited into the prefunding account as of the Closing Date, the second Distribution Date, 100% of the excess interest defined here in IV will be released to the Class X Certificates;

2. (A) Until the aggregate Class Principal Balance of the certificates equals the aggregate loan balance for such Distribution Date minus the targeted overcollateralization amount for such date, on each Distribution Date (a) prior to the Stepdown Date or (b) with respect to which a Trigger Event has occurred, to the extent of Monthly Excess Interest for such Distribution Date, to the certificates, in the following order of priority:

(a)(i) to the extent of the Monthly Excess Interest derived from loan group 1, sequentially to (x)  the Class A-1 Certificates and then to (y) the Class A-2 Certificates, in that order, the Group 1

        Excess Interest Amount, until the respective Class Principal Balance has been reduced to   zero;

  (ii) sequentially, to (x) the Class A-2 Certificates and then to (y) the Class A-1 Certificates, in that order, until the respective Class Principal Balance has been reduced to zero;

(b) to the Class M-1 Certificates, until the Class Principal Balance has been reduced to zero;

(c) to the Class M-2 Certificates, until the Class Principal Balance has been reduced to zero;

(d) to the Class M-3 Certificates, until the Class Principal Balance has been reduced to zero;

(e) to the Class B-1 Certificates, until the Class Principal Balance has been reduced to zero;

(f) to the Class B-2 Certificates, until the Class Principal Balance has been reduced to zero; and

(g) to the Class B-3 Certificates, until the Class Principal Balance has been reduced to zero

2. (B) On each Distribution Date on or after the Stepdown Date and with respect to which a Trigger Event                                          has not occurred, to fund any principal distributions required to be made on such Distribution Date set forth above in subclause III (above), after giving effect to the distribution of the Principal Payment Amount for such date, in accordance with the priorities set forth therein;

3.

To the bond insurer, any reimbursement for amounts paid under the Class A-1 certificate guarantee                   insurance policy, to the extent not otherwise paid pursuant to Distributions of Interest and Distributions of Principal above, together with interest thereon at the rate set forth in the pooling and servicing agreement to the extent not previously reimbursed;

4.

To the Class M-1 Certificates, any unpaid realized loss amounts for such Class;

5. To the Class M-2 Certificates, any unpaid realized loss amounts for such Class; 6. To the Class M-3 Certificates, any unpaid realized loss amounts for such Class;

7.

To the Class B-1 Certificates, any unpaid realized loss amounts for such Class;

8.

To the Class B-2 Certificates, any unpaid realized loss amounts for such Class;

9.

To the Class B-3 Certificates, any unpaid realized loss amounts for such Class;

10. To the Class A Certificates, any Basis Risk Carry Forward Amounts, for such Classes, pro rata;

11.

To the Class M-1 Certificates, any Basis Risk Carry Forward Amounts for such Class;

12.

To the Class M-2 Certificates, any Basis Risk Carry Forward Amounts for such Class;

13.

To the Class M-3 Certificates, any Basis Risk Carry Forward Amounts for such Class;

14.

To the Class B-1 Certificates, any Basis Risk Carry Forward Amounts for such Class;

15.

To the Class B-2 Certificates, any Basis Risk Carry Forward Amounts for such Class;

16.

To the Class B-3 Certificates, any Basis Risk Carry Forward Amounts for such Class;

17.

To the Basis Risk Reserve Fund, any amounts required to be paid thereto;

18. To the Class X Certificates, the amount distributable thereon pursuant to the pooling and servicing agreement; and 19. To the Class R Certificates, any remaining amount.

Amounts on deposit in the Interest Rate Cap Account (as described on page 17) will be available on any Distribution date to pay following amounts:

(i)  to the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, and Class B-3 Certificates, in that order, any applicable deferred amounts, with interest therein at the applicable pass-through rate, prior to giving effect to amounts available to be paid in respect of deferred amounts as described hereunder under Section IV (above) on such Distribution Date;

(ii) to the Principal Remittance Amount, up to the amount of Realized Losses on the mortgage loans incurred during the related Collection Period; and

(iii) to Class A-1, Class A-2, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates, any applicable Basis Risk Shortfalls, prior to giving effect to any withdrawals from the Basis Risk Reserve Fund or from amounts available to be paid in respect of Basis Risk Shortfalls as described herein under Section IV (above) on such Distribution Date.

BOND SUMMARY

To Call

To Maturity

Collateral Net WAC – Class A-2

Collateral Net WAC – Mezzanine & Subordinate Classes

Breakeven CDR Table

The tables below display the Constant Default Rate (“CDR”), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown.  Calculations are run to maturity at both static and forward libor.  Other assumptions incorporated include:  (1) prepayment speed is 100% PPC, (2) 40% loss severity, (3) 12 month lag from default to loss, and (4) triggers fail (i.e., no stepdown):

Interest Rate Cap

The Interest Rate Cap shall provide payments (actual/360 accrual basis) on the Notional Balance for the related period at a per annum rate equal to the positive difference, if any, between the current level of 1m Libor over the 1m Libor Strike as displayed above for such period.

Interest Rate Cap Account

Amounts paid under the Interest Rate Cap Agreement not used on any Distribution Date to cover realized losses on the mortgage loans or to pay deferred amounts or Basis Risk Shortfalls will remain on deposit in the Interest Rate Cap Account and may be available on future Distribution Dates to make the payments described on page 17.  However at no time will the amount on deposit in the Interest Rate Cap Account exceed the target amount.

The Interest Rate Cap Account target amount for any period shall equal the excess, if any, of the Targeted Overcollateralization Amount for such period over the overcollateralization amount for such period.    The Interest Rate Cap Account target amount at closing shall be approximately [$7,875,001].

Each period, any amount on deposit in the Interest Rate Cap Account in excess of the target amount will be released to the Class X Certificateholders.

Class A-IO-2 Notional Schedule

    *  The Notional Balance in any period shall equal the lesser of (a) the Notional Balance for such period as shown above and

        (b) the aggregate collateral balance (including amounts in the prefunding account) for such period.

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 12/01/03 cutoff date.  Approximately 5.9% of the mortgage loans do not provide for any payments of principal in the first two, three or five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	3,302
Total Outstanding Loan Balance	$545,103,657	*	Min	Max
Average Loan Current Balance	$165,083		$10,332	$879,360
Weighted Average Original LTV	80.1%	**
Weighted Average Coupon	7.30%		4.55%	13.99%
Arm Weighted Average Coupon	7.33%
Fixed Weighted Average Coupon	7.20%
Weighted Average Margin	6.24%		1.18%	10.63%
Weighted Average FICO (Non-Zero)	634
Weighted Average Age (Months)	2
% First Liens	99.6%
% Second Liens	0.4%
% Arms	79.3%
% Fixed	20.7%	***
% of Loans with Mortgage Insurance	0.6%

*

Total collateral will be $525,000,050

**

Note, for second liens, CLTV is employed in this calculation.

***

Fixed rate loans will represent approximately 21.0% of the total collateral balance

		Total
	No of	Scheduled
Current Rate (%)	Loans	Balance	%
0.01 - 5.50	117	27,655,930	5.07
5.51 - 6.00	154	37,905,116	6.95
6.01 - 6.50	307	67,416,607	12.37
6.51 - 7.00	622	119,810,778	21.98
7.01 - 7.50	545	91,698,399	16.82
7.51 - 8.00	508	81,891,767	15.02
8.01 - 8.50	370	47,914,581	8.79
8.51 - 9.00	310	39,728,382	7.29
9.01 - 9.50	125	13,461,660	2.47
9.51 - 10.00	95	9,846,163	1.81
10.01 - 10.50	34	3,091,685	0.57
10.51 - 11.00	18	1,330,717	0.24
11.01 - 11.50	16	1,146,158	0.21
11.51 - 12.00	20	603,787	0.11
12.01 - 12.50	26	716,012	0.13
12.51 - 13.00	31	807,579	0.15
13.51 - 14.00	4	78,335	0.01
Total:	3,302	545,103,657	100.00

		Total
	No of	Scheduled
FICO	Loans	Balance	%
<= 0	5	693,416	0.13
476 - 500	5	422,436	0.08
501 - 525	94	12,575,929	2.31
526 - 550	235	32,580,936	5.98
551 - 575	290	36,774,480	6.75
576 - 600	388	58,018,024	10.64
601 - 625	562	88,205,183	16.18
626 - 650	639	108,934,717	19.98
651 - 675	484	90,681,196	16.64
676 - 700	303	58,622,443	10.75
701 - 725	144	27,958,890	5.13
726 - 750	77	15,500,075	2.84
751 - 775	47	8,699,589	1.60
776 - 800	25	4,866,567	0.89
801 - 825	4	569,774	0.10
Total:	3,302	545,103,657	100.00

		Total
	No of	Scheduled
Scheduled Balance	Loans	Balance	%
1 - 50,000	214	7,633,456	1.40
50,001 - 100,000	808	62,351,309	11.44
100,001 - 150,000	833	103,293,922	18.95
150,001 - 200,000	526	91,082,734	16.71
200,001 - 250,000	303	67,661,284	12.41
250,001 - 300,000	243	66,554,047	12.21
300,001 - 350,000	153	49,616,688	9.10
350,001 - 400,000	103	38,479,556	7.06
400,001 - 450,000	49	21,035,287	3.86
450,001 - 500,000	28	13,402,233	2.46
500,001 - 550,000	21	10,980,323	2.01
550,001 - 600,000	13	7,507,883	1.38
600,001 >=	8	5,504,935	1.01
Total:	3,302	545,103,657	100.00

		Total
	No of	Scheduled
Original LTV (%)	Loans	Balance	%
<= 50.00	85	10,771,514	1.98
50.01 - 55.00	30	4,048,811	0.74
55.01 - 60.00	52	7,409,803	1.36
60.01 - 65.00	85	13,302,821	2.44
65.01 - 70.00	157	26,020,741	4.77
70.01 - 75.00	243	39,828,069	7.31
75.01 - 80.00	1,530	262,532,757	48.16
80.01 - 85.00	431	70,092,979	12.86
85.01 - 90.00	457	80,253,991	14.72
90.01 - 95.00	144	26,031,203	4.78
95.01 - 100.00	88	4,810,968	0.88
Total:	3,302	545,103,657	100.00

		Total
	No of	Scheduled
Documentation Type	Loans	Balance	%
Full	2,059	317,195,335	58.19
Reduced	504	95,201,655	17.46
No Income/ No Asset	18	2,344,658	0.43
Stated Income / Stated Assets	721	130,362,009	23.92
Total:	3,302	545,103,657	100.00

		Total
	No of	Scheduled
Occupancy Status	Loans	Balance	%
Primary	2,982	505,084,615	92.66
Second Home	12	1,995,372	0.37
Investment	308	38,023,670	6.98
Total:	3,302	545,103,657	100.00

		Total
	No of	Scheduled
State	Loans	Balance	%
California	954	228,323,234	41.89
Florida	318	39,126,586	7.18
Illinois	148	24,048,808	4.41
Arizona	138	19,865,785	3.64
Washington	114	19,824,578	3.64
Texas	147	15,507,895	2.84
Michigan	137	15,269,644	2.80
Maryland	66	12,194,792	2.24
Ohio	162	12,092,839	2.22
Massachusetts	55	11,747,326	2.16
Oregon	75	11,434,579	2.10
Colorado	66	10,849,384	1.99
Virginia	61	10,817,650	1.98
Nevada	72	10,575,067	1.94
New York	46	10,443,477	1.92
Other	743	92,982,012	17.06
Total:	3,302	545,103,657	100.00

		Total
	No of	Scheduled
Purpose	Loans	Balance	%
Purchase	1,459	239,274,844	43.90
Refinance - Rate Term	249	46,116,328	8.46
Refinance - Cashout	1,594	259,712,485	47.64
Total:	3,302	545,103,657	100.00

		Total
	No of	Scheduled
Product	Loans	Balance	%
Arm 2/28	1,748	312,022,302	57.24
Arm 3/27	747	119,144,138	21.86
Arm 5/25	8	1,127,452	0.21
Fixed Rate	799	112,809,765	20.70
Total:	3,302	545,103,657	100.00

		Total
	No of	Scheduled
Property Type	Loans	Balance	%
Single Family Residence	2,677	439,043,261	80.54
PUD	236	41,989,462	7.70
Condo	197	29,427,014	5.40
2 Family	131	21,358,886	3.92
3-4 Family	61	13,285,034	2.44
Total:	3,302	545,103,657	100.00

		Total
	No of	Scheduled
Margin (%)	Loans	Balance	%
0.01 - 4.00	39	8,915,500	2.06
4.01 - 4.50	20	3,785,041	0.88
4.51 - 5.00	93	18,437,662	4.27
5.01 - 5.50	488	97,665,749	22.59
5.51 - 6.00	539	102,775,140	23.77
6.01 - 6.50	331	57,435,171	13.29
6.51 - 7.00	359	56,879,692	13.16
7.01 - 7.50	218	32,934,843	7.62
7.51 - 8.00	168	24,182,898	5.59
8.01 - 8.50	108	13,237,487	3.06
8.51 - 9.00	75	9,326,778	2.16
9.01 - 9.50	37	4,138,981	0.96
9.51 - 10.00	22	2,028,498	0.47
10.01 - 10.50	5	507,468	0.12
10.51 >=	1	42,984	0.01
Total:	2,503	432,293,892	100.00

		Total
	No of	Scheduled
Months to Rate Reset	Loans	Balance	%
10 - 12	5	1,135,609	0.26
13 - 15	3	841,254	0.19
16 - 18	38	5,437,490	1.26
19 - 21	138	26,179,280	6.06
22 - 24	1,565	278,631,063	64.45
25 - 27	1	188,752	0.04
28 - 30	16	1,635,814	0.38
31 - 33	56	10,729,545	2.48
34 - 36	673	106,387,631	24.61
37 >=	8	1,127,452	0.26
Total:	2,503	432,293,892	100.00

		Total
	No of	Scheduled
Maximum Rate (%)	Loans	Balance	%
9.51 - 13.00	708	159,818,033	36.97
13.01 - 13.50	353	66,293,198	15.34
13.51 - 14.00	393	68,834,901	15.92
14.01 - 14.50	307	43,949,590	10.17
14.51 - 15.00	274	35,762,427	8.27
15.01 - 15.50	186	23,112,827	5.35
15.51 - 16.00	163	21,548,835	4.98
16.01 - 16.50	60	6,618,497	1.53
16.51 - 17.00	39	4,454,418	1.03
17.01 - 17.50	9	796,474	0.18
17.51 - 18.00	8	716,280	0.17
18.01 >=	3	388,411	0.09
Total:	2,503	432,293,892	100.00

		Total
	No of	Scheduled
Minimum Rate (%)	Loans	Balance	%
<= 4.50	10	1,632,816	0.38
4.51 - 6.00	268	62,285,452	14.41
6.01 - 6.50	269	58,746,722	13.59
6.51 - 7.00	492	94,486,504	21.86
7.01 - 7.50	411	68,231,748	15.78
7.51 - 8.00	371	60,433,814	13.98
8.01 - 8.50	266	34,880,467	8.07
8.51 - 9.00	241	32,640,257	7.55
9.01 - 9.50	84	9,299,723	2.15
9.51 - 10.00	58	6,616,134	1.53
10.01 - 10.50	17	1,647,579	0.38
10.51 - 11.00	11	883,618	0.20
11.01 - 11.50	5	509,057	0.12
Total:	2,503	432,293,892	100.00

		Total
	No of	Scheduled
Initial Periodic Cap (%)	Loans	Balance	%
1.5	5	1,130,462	0.26
2.0	76	23,447,250	5.42
3.0	2,418	407,288,637	94.22
5.0	4	427,543	0.10
Total:	2,503	432,293,892	100.00

		Total
	No of	Scheduled
Subsequent Periodic Cap (%)	Loans	Balance	%
1.0	1,971	351,462,710	81.30
1.5	532	80,831,182	18.70
Total:	2,503	432,293,892	100.00

Statistical Collateral Summary – Loan Group 2

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 12/01/03 cutoff date.   Approximately 8.7% of the group 2 mortgage loans do not provide for any payments of principal in the first two, three or five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	1,152
Total Outstanding Loan Balance	$230,522,528	*	Min	Max
Average Loan Current Balance	$200,106		$10,332	$879,360
Weighted Average Original LTV	80.7%	**
Weighted Average Coupon	7.30%		4.99%	12.99%
Arm Weighted Average Coupon	7.27%
Fixed Weighted Average Coupon	7.43%
Weighted Average Margin	6.27%		2.75%	10.05%
Weighted Average FICO (Non-Zero)	634
Weighted Average Age (Months)	2
% First Liens	99.6%
% Second Liens	0.4%
% Arms	79.2%
% Fixed	20.8%	***
% of Loans with Mortgage Insurance	1.5%

*

Total group 2 collateral will be approximately $221,500,000

                      **

Note, for second liens, CLTV is employed in this calculation

***

Fixed rate loans will represent approximately 21.0% of the total group 2 collateral balance

		Total
	No of	Scheduled
Current Rate (%)	Loans	Balance	%
0.01 - 5.50	23	9,135,484	3.96
5.51 - 6.00	56	19,109,455	8.29
6.01 - 6.50	100	29,892,483	12.97
6.51 - 7.00	184	46,001,153	19.96
7.01 - 7.50	189	37,097,172	16.09
7.51 - 8.00	223	42,031,406	18.23
8.01 - 8.50	148	21,502,591	9.33
8.51 - 9.00	99	14,131,965	6.13
9.01 - 9.50	40	4,467,240	1.94
9.51 - 10.00	33	4,071,871	1.77
10.01 - 10.50	13	1,307,694	0.57
10.51 - 11.00	5	531,802	0.23
11.01 - 11.50	4	327,155	0.14
11.51 - 12.00	4	139,051	0.06
12.01 - 12.50	8	238,823	0.10
12.51 - 13.00	23	537,186	0.23
Total:	1,152	230,522,528	100.00

		Total
	No of	Scheduled
FICO	Loans	Balance	%
<= 0	3	487,191	0.21
476 - 500	1	149,840	0.07
501 - 525	44	6,485,548	2.81
526 - 550	79	12,111,713	5.25
551 - 575	144	18,126,461	7.86
576 - 600	149	25,838,304	11.21
601 - 625	162	33,424,412	14.50
626 - 650	188	43,000,506	18.65
651 - 675	160	37,390,709	16.22
676 - 700	118	28,492,095	12.36
701 - 725	49	11,969,149	5.19
726 - 750	30	7,587,226	3.29
751 - 775	15	3,291,525	1.43
776 - 800	10	2,167,849	0.94
Total:	1,152	230,522,528	100.00

		Total
	No of	Scheduled
Scheduled Balance	Loans	Balance	%
1 - 50,000	77	2,631,393	1.14
50,001 - 100,000	251	19,222,262	8.34
100,001 - 150,000	244	30,537,221	13.25
150,001 - 200,000	164	28,141,152	12.21
200,001 - 250,000	67	15,010,788	6.51
250,001 - 300,000	50	13,584,694	5.89
300,001 - 350,000	89	29,473,986	12.79
350,001 - 400,000	97	36,205,408	15.71
400,001 - 450,000	46	19,743,798	8.56
450,001 - 500,000	25	11,978,685	5.20
500,001 - 550,000	21	10,980,323	4.76
550,001 - 600,000	13	7,507,883	3.26
600,001 >=	8	5,504,935	2.39
Total:	1,152	230,522,528	100.00

		Total
	No of	Scheduled
Original LTV (%)	Loans	Balance	%
<= 50.00	22	2,896,068	1.26
50.01 - 55.00	6	646,339	0.28
55.01 - 60.00	18	3,674,711	1.59
60.01 - 65.00	32	6,741,223	2.92
65.01 - 70.00	55	11,862,522	5.15
70.01 - 75.00	100	19,279,468	8.36
75.01 - 80.00	489	100,484,091	43.59
80.01 - 85.00	166	32,763,318	14.21
85.01 - 90.00	161	34,817,025	15.10
90.01 - 95.00	61	14,415,185	6.25
95.01 - 100.00	42	2,942,577	1.28
Total:	1,152	230,522,528	100.00

		Total
	No of	Scheduled
Documentation Type	Loans	Balance	%
Full	697	128,763,527	55.86
Reduced	205	44,357,245	19.24
No Income/ No Asset	17	2,193,195	0.95
Stated Income / Stated Assets	233	55,208,562	23.95
Total:	1,152	230,522,528	100.00

		Total
	No of	Scheduled
Occupancy Status	Loans	Balance	%
Primary	1,022	214,425,147	93.02
Second Home	5	664,965	0.29
Investment	125	15,432,416	6.69
Total:	1,152	230,522,528	100.00

		Total
	No of	Scheduled
State	Loans	Balance	%
California	338	105,460,251	45.75
Florida	77	11,450,112	4.97
Washington	50	10,020,057	4.35
Illinois	50	9,447,473	4.10
Michigan	69	8,605,040	3.73
Georgia	44	7,493,644	3.25
Maryland	34	7,154,950	3.10
Arizona	36	6,286,720	2.73
Ohio	76	5,906,401	2.56
Texas	52	5,621,475	2.44
Oregon	34	5,362,744	2.33
Massachusetts	23	5,046,357	2.19
Virginia	20	4,857,465	2.11
Minnesota	25	4,181,618	1.81
Colorado	19	3,482,939	1.51
Other	205	30,145,281	13.08
Total:	1,152	230,522,528	100.00

		Total
	No of	Scheduled
Purpose	Loans	Balance	%
Purchase	523	100,656,240	43.66
Refinance - Rate Term	62	17,049,687	7.40
Refinance - Cashout	567	112,816,601	48.94
Total:	1,152	230,522,528	100.00

		Total
	No of	Scheduled
Product	Loans	Balance	%
Arm 2/28	620	135,316,266	58.70
Arm 3/27	232	46,902,591	20.35
Arm 5/25	1	344,688	0.15
Fixed Rate	299	47,958,983	20.80
Total:	1,152	230,522,528	100.00

		Total
	No of	Scheduled
Property Type	Loans	Balance	%
Single Family Residence	924	187,664,240	81.41
PUD	72	17,401,706	7.55
Condo	70	11,236,930	4.87
2 Family	55	8,053,964	3.49
3-4 Family	31	6,165,688	2.67
Total:	1,152	230,522,528	100.00

		Total
	No of	Scheduled
Margin (%)	Loans	Balance	%
0.01 - 4.00	12	3,870,213	2.12
4.01 - 4.50	9	1,860,186	1.02
4.51 - 5.00	39	9,715,790	5.32
5.01 - 5.50	132	39,419,658	21.59
5.51 - 6.00	148	40,436,932	22.15
6.01 - 6.50	102	22,514,990	12.33
6.51 - 7.00	133	23,236,829	12.73
7.01 - 7.50	98	16,270,111	8.91
7.51 - 8.00	80	12,209,747	6.69
8.01 - 8.50	48	6,465,613	3.54
8.51 - 9.00	28	4,031,170	2.21
9.01 - 9.50	12	1,411,801	0.77
9.51 - 10.00	10	965,660	0.53
10.01 - 10.50	2	154,845	0.08
Total:	853	182,563,545	100.00

		Total
	No of	Scheduled
Months to Rate Reset	Loans	Balance	%
10 - 12	2	639,467	0.35
13 - 15	1	522,537	0.29
16 - 18	3	836,312	0.46
19 - 21	37	10,256,341	5.62
22 - 24	577	123,061,608	67.41
28 - 30	1	260,853	0.14
31 - 33	15	3,305,682	1.81
34 - 36	216	43,336,057	23.74
37 >=	1	344,688	0.19
Total:	853	182,563,545	100.00

		Total
	No of	Scheduled
Maximum Rate (%)	Loans	Balance	%
9.51 - 13.00	231	72,074,238	39.48
13.01 - 13.50	115	27,277,449	14.94
13.51 - 14.00	150	31,294,222	17.14
14.01 - 14.50	101	16,256,228	8.90
14.51 - 15.00	96	13,059,463	7.15
15.01 - 15.50	78	10,434,255	5.72
15.51 - 16.00	49	8,031,859	4.40
16.01 - 16.50	10	1,155,283	0.63
16.51 - 17.00	19	2,533,027	1.39
17.01 - 17.50	2	154,845	0.08
17.51 - 18.00	2	292,678	0.16
Total:	853	182,563,545	100.00

		Total
	No of	Scheduled
Minimum Rate (%)	Loans	Balance	%
<= 4.50	10	1,632,816	0.89
4.51 - 6.00	138	37,443,979	20.51
6.01 - 6.50	104	28,742,861	15.74
6.51 - 7.00	149	35,539,636	19.47
7.01 - 7.50	131	25,552,482	14.00
7.51 - 8.00	126	24,724,979	13.54
8.01 - 8.50	89	13,307,484	7.29
8.51 - 9.00	63	10,077,773	5.52
9.01 - 9.50	17	2,013,742	1.10
9.51 - 10.00	22	3,080,271	1.69
10.01 - 10.50	2	154,845	0.08
10.51 - 11.00	2	292,678	0.16
Total:	853	182,563,545	100.00

		Total
	No of	Scheduled
Initial Periodic Cap (%)	Loans	Balance	%
1.5	2	697,656	0.38
2.0	32	13,999,750	7.67
3.0	819	167,866,138	91.95
Total:	853	182,563,545	100.00

		Total
	No of	Scheduled
Subsequent Periodic Cap (%)	Loans	Balance	%
1.0	792	166,603,652	91.26
1.5	61	15,959,893	8.74
Total:	853	182,563,545	100.00